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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                        DATE OF REPORT: NOVEMBER 06, 2002
                        (Date of earliest event reported)



                              ELITE LOGISTICS, INC
             (Exact name of registrant as specified in its charter)

          IDAHO                      0-29825                     91-0843203
     --------------               -------------            -------------------
       (State of                   (Commission                 (IRS Employer
     incorporation)                File Number)             Identification No.)


      1201 NORTH AVENUE H, FREEPORT, TX                             77541
   ----------------------------------------                       ----------
   (Address of principal executive offices)                       (Zip Code)


                                 (979) 230-0222
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) & (b)     NONE

          (c)     EXHIBITS

         99.1 Press release of November 6 2002, with an announcement regarding the restructuring and change in business strategy of Elite Logistics, Inc.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ELITE LOGISTICS, INC.
                                           (Registrant)

Date: November 6, 2002                     By:  /s/Stephen M. Harris
                                              ----------------------------------
                                              Stephen M. Harris
                                              President and CEO




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
 99.1             Press release of November 6 2002, with an announcement
                  regarding the restructuring and change in business strategy of
                  Elite Logistics, Inc.